Fox-Pitt Kelton Cochran Caronia Waller
Small Mid-Cap Bank and Insurance Conference
17 June 2008 ■ New York

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of
Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities
Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes and other factors described in Zions Bancorporation’s Annual Report on Form 10-K for the year ended December 31, 2006. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future.
Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

Total Assets of $53 Billion
S&P 500 Index
NASDAQ Financial 100 Index
Over 500 Offices and 600 ATMs in 10 Western States
The Intermountain West’s
Largest Banking Company

Population Growth Estimates from US Census (2000-2030)
Growing 75%
faster than the
national average
Our Growth Engine

Projected Population Growth 2006-2011
#1 Ranking Among 40 Largest Banks
Source: Lehman Brothers
Our Growth Engine

A Collection of Great Banks

Source: SNL
Long-Term Growth

Source: SNL
Per Share Growth

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

1Q08 Performance
• Net Income - $104.3 million, $0.98 per share
• Key Drivers
 – Moderate Loan Growth for Capital Conservation
 – Better Loan Spreads
 – Some Improvement in Funding Costs
 – Careful Expense Management
• Drags
 – Impairment & Valuation Charge of $46.0 million,
 $0.27 per share
 – Continued Higher Loan Loss Provision

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

Note: Peer group defined as bank holding companies with assets >= $10 billion.
Peer data source: SNL
Strong Asset Quality
Relative to Peers

NCOs as % of Average Total Loans (Annualized)
Note: Peer group defined as bank holding companies with assets >= $10 billion.
Peer data source: SNL
Strong Asset Quality
Relative to Peers

C&I
46%
Consumer
18%
CRE
35%
Loan Portfolio Diversification
Loans by Purpose - 3/31/2008

Residential Mortgage Loans

Bankcard

Other Consumer (incl. HECL)

Commercial & Industrial Loans

Commercial Real Estate Loans

Residential Construction Components
Loans by Purpose - 3/31/2008

Land Acquisition & Dev. Components
Loans by Purpose - 3/31/2008

Average LTV: 61.7% (as of 4/30/2008)
Diversified CRE Portfolio
Loans by Product Type and Location - 03/31/08

Loan-to-Value Comparison
For Residential A&D Loans reappraised between Aug. ‘07 to April ‘08

Credit Quality
Outlook
• Weakness in residential construction activity and
 land values in the Southwest expected to persist
 into 2009
• Charge-offs in California likely to decline
• Other C&I, consumer credit indicators remain
 relatively strong
• Some further increase in NPAs likely
• Provision likely to remain elevated through 2008

Loan Growth
Outlook
• Slow in CA, AZ, NV
• Relatively strong in Texas and
 Intermountain West
• Stronger in C&I than CRE
• Taking steps to moderate growth,
 increase spreads

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

As of 3-31-08
Total assets in Lockhart	$1.75B
Lockhart issued CP held by Zions	$1.21B
Net Lockhart assets not held on balance sheet	$0.54B
*Includes the estimated impact of ($30)mm after-tax loss on security marks under a full consolidation scenario
Lockhart Funding
Impact if Brought On Balance Sheet
• Further strain on Zions balance sheet considered less
 likely; however
• GAAP Capital Ratio impact for bringing remainder of
 Lockhart on balance sheet: -11bps*

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

Zions Bancorp Consolidated as of 3-31-08 (in Billions)
	Book Value	Mark*	Estimated Fair Value
Treasuries & Agencies	$.50	-	$.50
Agency Guaranteed MBS	.48	-	.48
SBA Loan-backed Securities	.76	-.02	.74
Bank & Insurance Trust Preferred	2.14	-.28	1.86
REIT Trust Preferred	.09	-.02	.07
Small Business Loan-backed	.10	-	.10
Other ABS & Structured	.22	-.03	.19
Municipals & Other Securities	.31	+.01	.32
	$4.59		$4.26
*All fair value marks have been recognized through OCI
Available for Sale Securities

Update on AFS Portfolio
Securities transferred to Held To Maturity
• $1.500 billion of predominantly A-rated (or higher) Bank &
 Insurance Trust Preferred CDO securities transferred from
 AFS to HTM on April 30, 2008
 – $1.227 billion fair value
 – $273 million unrealized pre-tax losses from marks in OCI accrete back into tangible equity over remaining life of securities
• No other future impacts on OCI, earnings, and capital
 unless a security were to become Other Than Temporarily
 Impaired (OTTI)

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

A High Net Interest Margin
1Q 2008 NIM for Selected Banks
Source: SNL As Reported NIM for selected banks ($5-$20 Billion Market Cap or
Large Presence in the West)

Zions NIM vs. 30-Day LIBOR
A Stable Net Interest Margin
in a Volatile Environment
Source: SNL As Reported NIM (Top 50 Banks by Assets)
LIBOR is Quarter Average

NIM Outlook
• Positives
 – Loan growth relatively strong
 – Slightly better average loan pricing for larger loans
 – Some deposit re-pricing occurring
• Pressures
 – Weak non-interest bearing deposit growth
 – Adverse shifting of funding mix
• Summary: Pressure may be easing

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

(at period end)
Tangible Equity

Dividend Summary

Today’s Agenda
Overview
1st Quarter 2008 Performance
Current Issues
Credit
Lockhart Funding
Investment Portfolio
Net Interest Margin
Capital & Dividends
Outlook Summary

◄►	Loan Growth
◄►	Low-Cost Deposit Growth
▼	Credit Costs
◄►	Net Interest Margin
◄►	Efficiency Ratio
◄►	Capital & Dividend Actions
Earnings Drivers
(vs. 1Q 2008)

Fox-Pitt Kelton Cochran Caronia Waller
17 June 2008

APPENDIX
Additional Lockhart Information

Lockhart Funding
Structure
• Off-balance sheet QSPE sponsored by Zions
 Bank
• Created in 2000 to enable securitization of
 SBA 504 and similar loans
• Assets: agencies and AAA-rated floating rate
 securities

SIV	QSPE - Commercial Paper Conduit
Limited backstop from sponsor (5-7%) - additional losses absorbed by capital and debt holders	100% Liquidity/credit backstop from sponsor - ABCP buyers protected by sponsoring bank
Funded with ABCP and medium term notes (AAA)	Funded with ABCP (A1/F1/P1)
Capital (6-10% of assets) provided by junior notes (BBB)	Minimal equity
Significant manager discretion	No manager discretion
SIV vs. QSPE

Lockhart Funding
Structure (cont)
• Funding: P1 / F1 commercial paper
• Multiple CP Dealers
 – Zions
 – Lehman Brothers
 – Goldman Sachs
• Liquidity Agreement: 100% back-up liquidity
 provided by Zions Bank

Lockhart Funding
Liquidity Agreement
• Provided by Zions Bank
• Maximum of 100% of Lockhart assets
• Zions Bank buys assets from Lockhart if:
 – Security downgraded below AA-
 – Lockhart is unable to issue sufficient CP
• Both conditions triggered in 4Q07
• Both conditions triggered in 1Q08
 – Security downgrade on 02/05/08
 – Insufficient CP demand on 02/05/08 and 03/05/08

*Subordinated tranches held by Zions on balance sheet
**Includes 2 split-rated securities with both AAA and either AA or Aa1 rating
	12/31/07	Corp. Purch. & Paydowns	03/31/08
AAA MBIA insured (small business loans originated by Zions)*	$1.13B	$-0.27B	$0.86B
AAA rated bank trust pref’d pools	$0.58B	$-0.08B	$0.51B
US gov’t & agencies	$0.25B	$-0.02B	$0.23B
Other AAA insured	$0.11B	-	$0.11B
Other structured**	$0.05B	$-0.005B	$0.04B
Total	$2.12B	$-0.37B	$1.75B
Lockhart Funding
Summary of Assets
31 March 2008